U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    AZTEC COMMUNICATIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Utah
87-0430834
      (State of incorporation                               (I.R.S. Employer
          or organization)                                  Identification
No.)

     3730 Kirby Drive Ste. 1200
             Houston, Texas
77098
(Address of principal executive offices)                         (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                      Name of each exchange on
which
         to be so registered                      each class is to be
registered

               none                                            none


        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                                (Title of Class)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
33-3349

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Registrant's securities to be registered hereunder is contained in the Registrant's Registration Statement on Form
S-18 (Reg. No. 33-3349). on June 20, 1986   and is incorporated herein its
entirety by reference. See section entitled "Description of Capital Stock"

Item 2.  Exhibits.

3.1 Articles of Incorporation of Aztec Communication Group, Inc. (Incorporated by reference to the Company's Registration Statement No. 33-3349).

3.2 Amendment to Articles of Incorporation of Aztec Communications Group, Inc.(Incorporated by reference to the Company's Registration Statement No. 33-3349).

3.3     Bylaws   of   Aztec Communication Group, Inc. (Incorporated by
reference to the Company's Registration Statement No. 33-3349).

3.4 Form of certificate evidencing shares of Common Stock of Aztec Communications, Inc. (Incorporated by reference to the Company's Registration Statement No. 33-3349).


                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


AZTEC COMMUNICATIONS GROUP, INC.

Date November 20, 2000

By /s/ L. Mychal Jefferson II
   -------------------------
   L. Mychal Jefferson II
   President